Household Finance Corporation
HRSI Funding, Inc.
          Apr-96
Household Private Label Credit Card Master Trust II, Series 1994
       20-May-96


*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivables)
   Payment Rate
           8.864%
   Annualized Gross Cash Yield
          24.643%
   Annualized Default Rate
           0.244%
   Annualized Portfolio Yield
          24.399%

Delinquency status of accounts:  (gross over gross)
   1 payment ($)
   64,588,257.92
   1 payment (%)
            4.67%
   2 payments ($)
   30,784,507.55
   2 payments (%)
            2.23%
   3 payments or more ($)
   63,017,735.99
   3 payments or more (%)
            4.56%
        Total ($)
  158,390,501.46
        Total (%)
           11.46%

Collections
   Principal (discount applied)
   91,598,850.14
   Finance Charge & Fees (discount applied)
   26,125,088.04
   Other
            0.00
   Allocated Recoveries
    1,150,058.14
   Total
  118,873,996.32

Aggregate Principal Shortfalls for Group 1
            0.00

Adjustment Payments
            0.00
Transfer Deposit Amount
            0.00

Charge-Off Activity
   Defaulted Receivables
      269,563.83
   Defaulted Receivables Repurchased Pursuant to Article 2.07
            0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03
            0.00
   Defaulted Amount
      269,563.83

*** Reallocated Investor Finance Charge and Administrative
Collections ***

Reallocated Investor Finance Charge and Administrative Collectio
    7,613,405.00
Investor Defaulted Amount
       76,109.05
Series Adjusted Portfolio Yield
          24.119%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage
      82.0000000%
Fixed Class A Invested Percentage
      82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]
    1,832,187.50
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
            0.00
Class A Additional Interest (Due) [Section 4.08(a)]
            0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]
            0.00
Class A Investor Default Amount
       62,409.42
Allocable Servicing Fee (Due) [Section 3]
      625,000.00
Previously unpaid Allocable Servicing Fee
            0.00

Class A Required Amount [Section 4.10 (a)]
            0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.
            0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]
            0.00
     From Subordinated Principal Collections [Section 4.15(a)]
            0.00
     Total ("Funded Class A Required Amount")
            0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)
    6,242,992.10
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
    3,723,395.18
Funded Class A Required Amount
            0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Ser
            0.00
Total Available for Class A Invested Percentage Allocations
    2,519,596.92

Class A Monthly Interest (Paid)
    1,832,187.50
Overdue Class A Monthly Interest (Paid)
            0.00
Class A Additional Interest (Paid)
            0.00
Overdue Class A Additional Interest (Paid)
            0.00
Reimb. of Class A Investor Default Amount (Paid)
       62,409.42
Allocable Servicing Fee (Paid)
      625,000.00
Previously unpaid Allocable Servicing Fee (Paid)
            0.00

Class A Interest Shortfall
            0.00
Class A Additional Interest Shortfall
            0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage
       6.0000000%
Fixed Class B Invested Percentage
       6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]
      141,562.50
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
            0.00
Class B Additional Interest (Due) [Section 4.08(b)]
            0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]
            0.00
Class B Investor Default Amount
        4,566.54

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest
            0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]
            0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
            0.00
     From Subordinated Principal Collections allocable to the Co
            0.00
     Total Funded
            0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]
        4,566.54
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
            0.00
     From Subordinated Principal Collections allocable to the Co
            0.00
     Total Funded
        4,566.54

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)
      456,804.30
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
      315,241.80
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
            0.00
Funded Class B Default Amount
        4,566.54
Total Available for Class B Floating Allocations
      146,129.04

Class B Monthly Interest (Paid)
      141,562.50
Overdue Class B Monthly Interest (Paid)
            0.00
Class B Additional Interest (Paid)
            0.00
Overdue Class B Additional Interest (Paid)
            0.00
Reimbursement Class B Investor Default Amount (Paid)
        4,566.54

Class B Interest Shortfall
            0.00
Class B Addtional Interest Shortfall
            0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage
      12.0000000%
Fixed Collateral Invested Percentage
      12.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c)]
      225,585.85
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]
            0.00
Collateral Additional Interest (Due) [Section 4.08(c)]
            0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]
            0.00
Collateral Investor Default Amount
        9,133.09

Collateral Invested Percentage of Reallocated FC&A [Section 4.11
      913,608.60
Amount that constitutes Excess FC&A [Section 4.11(b-1)]
      913,608.60
From Excess Reallocated FC&A to Fund Collateral Investor Default
        9,133.09
Total Available for Collateral Invested Percentage Allocations
        9,133.09

Collateral Monthly Interest (Paid)
      225,585.85
Overdue Collateral Monthly Interest (Paid)
            0.00
Collateral Additional Interest (Paid)
            0.00
Overdue Collateral Additional Interest (Paid)
            0.00
Reimbursement of Collateral Default Amount (Paid)
        9,133.09

Collateral Interest Shortfall
            0.00
Collateral Additional Interest Shortfall
            0.00

Series 1994-1 Monthly Interest
    Collateral Rate Cap
       6.4453100%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)
      225,585.85
    Series 1994-1 Monthly Interest
    2,199,335.85

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]
    3,723,395.18
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]
      315,241.80
      Excess Collateral Interest Reallocated FC&A [Section 4.11(
      913,608.60
         Total
    4,952,245.58
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]
            0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section
            0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
            0.00
    Allocated to fund the Class B Investor Default Amount [Secti
        4,566.54
    Allocated to reimburse Class B Invested Amount reductions [S
            0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]
      225,585.85
    Allocated to unpaid Allocated Servicing Fee from previous pe
            0.00
    Allocated to fund the Collateral Default Amount [Section 4.1
        9,133.09
    Allocated to reimburse Collateral Invested Amount reductions
            0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]
            0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13
    4,712,960.10

Subordinated Principal Collections [Section 4.15]
    4,655,187.80
   Allocated to Class A Required Amount [Section 4.15(a)]
            0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]
            0.00
    Allocated to fund the Class B Investor Default Amount [Secti
            0.00


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount
            0.00
    Accumulation Period Amount                                  N/A
    Accumulation Period Length                                  N/A
         Accumulation Period?                                   NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test     Not
Triggered
   Other Amortization Events                                    Not
Triggered
Transaction Period
CONT. AMORT.

Principal Allocation Percentage
      56.4682950%

Available Investor Principal Collections
     Investor Principal Collections
   22,825,671.87
     Subordinated Principal Collections
            0.00
     Series Allocable Miscellaneous Payments
            0.00
     Series 1994-1 Excess Principal Collections
    6,293,657.38
     [Subordinated Series Reallocated Principal Collections]
            0.00
  Available Investor Principal Collections
   29,119,329.25

Collateral Principal Collections
    3,112,591.62

Class A Controlled Amortization Amount
   25,625,000.00
Class A Controlled Distribution Amount
   25,625,000.00
Class A Monthly Principal (Due) [Section 4.09(a)]
   25,625,000.00
Class A Monthly Principal (Paid)
   25,625,000.00
Class A Deficit Controlled Amortization Amount
            0.00

Total Available to Pay Class B Monthly Principal
    3,494,329.25
Class B Controlled Amortization Amount
            0.00
Class B Controlled Distribution Amount
            0.00
Class B Monthly Principal (Due) [Section 4.09(b)]
            0.00
Class B Monthly Principal (Paid)
            0.00
Class B Deficit Controlled Amortization Amount
            0.00

Available Investor Prin. Collecions (after paying A &B)
    3,494,329.25

Collateral Monthly Principal (Due) [Section 4.09(c)]
    3,494,329.25
Collateral Monthly Principal (Paid)
    3,494,329.25

Series 1994-1 Principal Shortfall
    6,293,657.38
Trust Excess Principal Collections
            0.00


*** Funding Accounts ***

Principal Funding Account deposit
            0.00
Withdraw of Funded Deficit Controlled Amortization Amount
            0.00
Withdraw of Excess (Paid to Seller)
            0.00
Principal Funding Account Balance
            0.00

Funded Deficit Controlled Amortization Amount
            0.00

[ Class B Principal Funding Account deposits
            0.00
 Principal Distributed to Class B Certificateholders
            0.00
 Class B Principal Funding Account Balance                      N/A

 Class A Interest Payment/Deposit
   from Collection Account
    1,832,187.50
   from Principal Funding Account
            0.00
   Paid to Class A Certificateholders
    1,832,187.50
   Interest Funding Account Balance
            0.00

 Class B Interest Payment/Deposit
   from Collection Account
      141,562.50
   from Principal Funding Account
            0.00
   Paid to Class B Certificateholders
      141,562.50
   Interest Funding Account Balance]
            0.00

Class A Investor Charge-Offs
            0.00
Reimbursement of Class A Investor Charge-Offs
            0.00
Cumulative Unreimbursed Class A Investor Charge-Offs
            0.00

Reduction of Class B Invested Amount (Other than Class B ICO)
            0.00
Class B Investor Charge-Offs
            0.00
Reimbursement of Class B Investor Charge-Offs
            0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reducti
            0.00

Reduction of the Collateral Invested Amount (Other than Collater
            0.00
Collateral Charge-Offs
            0.00
Reimbursement of Collateral Invested Amount reductions
            0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions
            0.00
Previous month's ending Collateral Invested Amount
   45,000,000.00
Current Month's ending Collateral Invested Amount
   41,505,670.75

Unpaid current Allocated Servicing Fee
            0.00
Reimbursement of unpaid Allocated Servicing Fee
            0.00
Cumulative unreimbursed unpaid Allocated Serving Fee
            0.00

Total Distributions to Class A, B, CIA  (principal and interest
   31,394,774.15

*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]
1,328,178,937.33
Average Principal outstanding based upon additional accounts
1,328,178,937.33
Principal Receivables outstanding [End of Month]
1,266,373,027.23
Finance Charge and Administrative Receivables outstanding
  116,334,691.65

Class A Invested Amount
  281,875,000.00
Class B Invested Amount
   22,500,000.00
Collateral Invested Amount
   41,505,670.75
Invested Amount
  345,880,670.75

Series Adjusted Invested Amount
  375,000,000.00
    Revolving or Accumulation Period
  375,000,000.00
    Controlled Amortization  Period
  375,000,000.00
        Seller Specified Numerator
            0.00
        125% Amount
            0.00
    Early Amortization  Period                                  N/A

Series Required Seller Amount
   37,500,000.00
Required Collateral Amount
   41,505,670.75
Available Collateral Amount
   41,505,670.75

Class A Certificate Balance
  281,875,000.00
Class B Certificate Balance
   22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance
            0.00
   Deposit of Excess Collections
            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount
            0.00
      To reimburse Class A Investor Charge-Offs
            0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount
            0.00
      To fund the Class B Investor Default Amount
            0.00
      To reimburse Class B Invested Amount reductions
            0.00
             Total
            0.00
   Deposit of Collateral Monthly Principal
    3,494,329.25
   Net Available
    3,494,329.25
   Required Cash Collateral Amount
            0.00
   Collateral Surplus
    3,494,329.25
   Cash Collateral Account Surplus
    3,494,329.25
   End Balance
            0.00

Collateral Surplus (Prime)
            0.00
Cash Collateral Account Surplus (Prime)
            0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
     Available Funds
                    Collateral Interest (Libor + 1.00%)
      225,585.85
                     Excess from allocation model
    4,712,960.10
                     Earnings on Cash Collateral Account
            0.00
                     Earnings on Spread Account, principal reten
            0.00
     Available Non-Principal Funds
    4,938,545.95
     Available Principal Funds
    3,494,329.25

Interest Due on the CA Investor Principal Balance (rate in fee l
      204,585.85
Fees, expenses and other amounts due
            0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section
2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]
      204,585.85
          Payment of CA Investor Charge-offs [CA Section 2.10(a)
            0.00
          Payment of fees, expenses and other amounts [CA Sectio
            0.00
          Payment to reduce CA Investor Princ. Bal. to Target Am
            0.00
          Deposit to Non-Principal Retention Account [CA Section
            0.00
          Allocated to cover the Spread Account Deficiency [CA S
            0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residua
    4,733,960.10

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA Se
    3,494,329.25
          Payment cover remaining CA Investor Charge-offs [CA Se
            0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA S
               Payment of unpaid Interest
            0.00
               Payment of unpaid CA Investor Charge-offs
            0.00
               Payment of unpaid fees, expenses and other amount
            0.00
          Deposit to the Principal Retention Account (during ear
            0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residua
            0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest
            0.00
          Payment of CA Investor Charge-offs
            0.00
          Payment of fees, expenses and other amounts
            0.00
          Payment to reduce CA Investor Princ. Balance to Target
            0.00
          Excess Spread Amount over Spread Cap
            0.00

Current Excess Spread
    4,733,960.10
Monthly Excess Spread Percentage
           15.15%
Bi-Monthly Excess Spread Percentage
           10.61%
Quarterly Excess Spread Percentage
            9.27%
Semi-Annual Excess Spread Percentage
            7.08%
CA Investor Interest
   45,000,000.00
CA Investor Target Invested Amount
   45,000,000.00
CA Investor Principal Balance
   41,505,670.75
CA Investor Invested Amount
   41,505,670.75
CA Investor Charge-offs
            0.00
CA Investor Percentage (after dist. this month)
          100.00%

CA Residual Interest (after dist. this month)
            0.00
CA Residual Invested Amount (after dist. this month)
            0.00
CA Residual Target
            0.00

Spread Account
     Overall Spread Account Cap
            0.00
          Merchant Concentration Spread Account Cap
            0.00
          Quarterly Excess Spread Cap
            0.00
     Spread Account Withdrawls
            0.00
     Spread Account Deposits - calculated
            0.00
     Spread Account Amount - calculated
            0.00
     Spread Account Deficiency
            0.00

    Spread Account Amount (actual deposit/withdrawal based on old model)
   Cumulative Difference between Actual Deposit/Withdrawal and W
   Spread Account Deposit/Withdrawal  Adjustment
   Spread Account Amount (based on old incorrect model)



     Principal Retention Account
            0.00
     Non-Principal Retention Account
            0.00

Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1


       20-May-96
*****************************************************************
*******************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest
       89.293333
   2. Principal distribution per $1,000 interest
       83.333333
   3. Interest distribution per $1,000 interest

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections
118,873,996.320000
      (b) Collections of Finance Charge & Administrative Receiva
27,275,146.180000
      (c) Collections of Principal
91,598,850.140000

   2. Allocation of Receivables
      (a) Class A Invested Percentage
      82.0000000%
      (b) Principal Allocation Percentage
      56.4682950%

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account
        0.000000
      (b) Total amount on deposit in Principal
          Funding Account
        0.000000

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)
64,588,257.920000
                                    (%)
            4.67%
      (b) Delinquent two payments -- ($)
30,784,507.550000
                                     (%)
            2.23%
      (c) Delinquent three or more payments -- ($)
63,017,735.990000
                                               (%)
            4.56%

   5. Class A Investor Default Amount
   62,409.430000


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the
Distribution
          Date(s) with respect to the Payment Date
        0.000000
      (b) The amount of Item 6(a) per $1,000 interest
        0.000000
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs
        0.000000
      (d) The amount of Item 6(c) per $1,000 interest
        0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date
        0.000000

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date
  625,000.000000

   8. Deficit Controlled Amortization Amount for such Payment Da
        0.000000

C. Class A Pool Factor
       0.9166667

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of the preceding Due Period
********************

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
116,334,691.650000

E. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date
22,500,000.000000

   2. Available Collateral Invested Amount as of the end of the
41,505,670.750000

*****************************************************************
*******************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1

*****************************************************************
*******************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest
        6.291667
   2. Principal distribution per $1,000 interest
        0.000000
   3. Interest distribution per $1,000 interest
        6.291667

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections
  118,873,996.32
      (b) Collections of FC&A
   27,275,146.18
      (c) Collections of Principal
   91,598,850.14

   2. Allocation of Receivables
      (a) Class B Invested Percentage
       6.0000000%
      (b) Principal Allocation Percentage
      56.4682950%

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account
              NA
      (b) Total amount on deposit in Principal
          Funding Account
              NA

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)
   64,588,257.92
                                    (%)
            4.67%
      (b) Delinquent two payments -- ($)
   30,784,507.55
                                     (%)
            2.23%
      (c) Delinquent three or more payments -- ($)
   63,017,735.99
                                               (%)
            4.56%

   5. Class B Investor Default Amount
        4,566.54


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if
any,
          for the Distribution Date(s) with respect to the
          Payment Date
            0.00
      (b) The amount of Item 6(a) per $1,000 interest
            0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions
            0.00
      (d) The amount of Item 6(c) per $1,000 interest
            0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class
B
          Invested Amount as of the end of such Payment Date
            0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date
            0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the

          Payment Date
            0.00%

   8. Available Collateral Invested Amount
   41,505,670.75

   9. Deficit Controlled Amortization Amount for such Payment Da
            0.00

C. Class B Pool Factor
      1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of the preceding Due Period
1,266,373,027.23

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
  116,334,691.65

*****************************************************************
*******************




Household Finance Corporation
HRSI Funding, Inc.
          Apr-96
Household Private Label Credit Card Master Trust II, Series 1994
       20-May-96


*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivables)
   Payment Rate
           8.864%
   Annualized Gross Cash Yield
          24.643%
   Annualized Default Rate
           0.244%
   Annualized Portfolio Yield
          24.399%

Delinquency status of accounts:
   1 payment ($)
   64,588,257.92
   1 payment (%)
            4.67%
   2 payments ($)
   30,784,507.55
   2 payments (%)
            2.23%
   3 payments or more ($)
   63,017,735.99
   3 payments or more (%)
            4.56%
        Total ($)
  158,390,501.46
        Total (%)
           11.46%

Collections
   Principal (discount applied)
   91,598,850.14
   Finance Charge (discount applied)
   26,125,088.04
   Other
            0.00
   Allocated Recoveries
    1,150,058.14
   Total
  118,873,996.32

Aggregate Principal Shortfalls for Group 1
            0.00

Adjustment Payments
            0.00
Transfer Deposit Amount
            0.00

Charge-Off Activity
   Defaulted Receivables
      269,563.83
   Defaulted Receivables Repurchased Pursuant to Article 2.07
            0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03
            0.00
   Defaulted Amount
      269,563.83

*** Reallocated Investor Finance Charge and Administrative
Collections ***

Reallocated Investor Finance Charge and Administrative Collectio
    7,788,405.00
Investor Defaulted Amount
       76,109.05
Series Adjusted Portfolio Yield
          24.679%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage
      82.0000000%
Fixed Class A Invested Percentage
      82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]
    1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
            0.00
Class A Additional Interest (Due) [Section 4.08(a)]
            0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]
            0.00
Class A Investor Default Amount
       62,409.42
Allocable Servicing Fee (Due) [Section 3]
      625,000.00
Previously unpaid Allocable Servicing Fee
            0.00

Class A Required Amount [Section 4.10 (a)]
            0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.
            0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]
            0.00
     From Subordinated Principal Collections [Section 4.15(a)]
            0.00
     Total ("Funded Class A Required Amount")
            0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)
    6,386,492.10
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
    3,700,332.68
Funded Class A Required Amount
            0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Ser
            0.00
Total Available for Class A Invested Percentage Allocations
    2,686,159.42

Class A Monthly Interest (Paid)
    1,998,750.00
Overdue Class A Monthly Interest (Paid)
            0.00
Class A Additional Interest (Paid)
            0.00
Overdue Class A Additional Interest (Paid)
            0.00
Reimb. of Class A Investor Default Amount (Paid)
       62,409.42
Allocable Servicing Fee (Paid)
      625,000.00
Previously unpaid Allocable Servicing Fee (Paid)
            0.00

Class A Interest Shortfall
            0.00
Class A Additional Interest Shortfall
            0.00

            0.00%
*** Class B Invested Percentage Allocations ***

Class B Invested Percentage
       6.0000000%
Fixed Class B Invested Percentage
       6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]
      150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
            0.00
Class B Additional Interest (Due) [Section 4.08(b)]
            0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]
            0.00
Class B Investor Default Amount
        4,566.54

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest
            0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]
            0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
            0.00
     From Subordinated Principal Collections allocable to the Co
            0.00
     Total Funded
            0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]
        4,566.54
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
            0.00
     From Subordinated Principal Collections allocable to the Co
            0.00
     Total Funded
        4,566.54

               0
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)
      467,304.30
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
      317,304.30
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
            0.00
Funded Class B Default Amount
        4,566.54
Total Available for Class B Floating Allocations
      154,566.54

Class B Monthly Interest (Paid)
      150,000.00
Overdue Class B Monthly Interest (Paid)
            0.00
Class B Additional Interest (Paid)
            0.00
Overdue Class B Additional Interest (Paid)
            0.00
Reimbursement Class B Investor Default Amount (Paid)
        4,566.54

Class B Interest Shortfall
            0.00
Class B Addtional Interest Shortfall
            0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage
      12.0000000%
Fixed Collateral Invested Percentage
      12.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c)]
      225,585.85
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]
            0.00
Collateral Additional Interest (Due) [Section 4.08(c)]
            0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]
            0.00
Collateral Investor Default Amount
        9,133.09

Collateral Invested Percentage of Reallocated FC&A [Section 4.11
      934,608.60
Amount that constitutes Excess FC&A [Section 4.11(b-1)]
      934,608.60
From Excess Reallocated FC&A to Fund Collateral Investor Default
        9,133.09
Total Available for Collateral Invested Percentage Allocations
        9,133.09

Collateral Monthly Interest (Paid)
      225,585.85
Overdue Collateral Monthly Interest (Paid)
            0.00
Collateral Additional Interest (Paid)
            0.00
Overdue Collateral Additional Interest (Paid)
            0.00
Reimbursement of Collateral Default Amount (Paid)
        9,133.09

Collateral Interest Shortfall
            0.00
Collateral Additional Interest Shortfall
            0.00

Series 1994-2 Monthly Interest
    Collateral Rate Cap
       6.4453100%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)
      225,585.85
    Series 1994-2 Monthly Interest
    2,374,335.85

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]
    3,700,332.68
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]
      317,304.30
      Excess Collateral Interest Reallocated FC&A [Section 4.11(
      934,608.60
         Total
    4,952,245.58
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]
            0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section
            0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
            0.00
    Allocated to fund the Class B Investor Default Amount [Secti
        4,566.54
    Allocated to reimburse Class B Invested Amount reductions [S
            0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]
      225,585.85
    Allocated to unpaid Allocated Servicing Fee from previous pe
            0.00
    Allocated to fund the Collateral Default Amount [Section 4.1
        9,133.09
    Allocated to reimburse Collateral Invested Amount reductions
            0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]
            0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13
    4,712,960.10

Subordinated Principal Collections [Section 4.15]
    4,655,187.80
   Allocated to Class A Required Amount [Section 4.15(a)]
            0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]
            0.00
    Allocated to fund the Class B Investor Default Amount [Secti
            0.00


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount                      N/A
    Accumulation Period Amount                                  N/A
    Accumulation Period Length                                  N/A
         Accumulation Period?                                   NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test     Not
Triggered
   Other Amortization Events                                    Not
Triggered
Transaction Period
REVOLVING

Principal Allocation Percentage
      56.4682950%

Available Investor Principal Collections
     Investor Principal Collections
   22,825,671.87
     Subordinated Principal Collections
            0.00
     Series Allocable Miscellaneous Payments
            0.00
     Series 1994-2 Excess Principal Collections
            0.00
     [Subordinated Series Reallocated Principal Collections]
            0.00
  Available Investor Principal Collections
   22,825,671.87

Collateral Principal Collections
    3,112,591.62

Class A Controlled Amortization Amount
            0.00
Class A Controlled Distribution Amount
            0.00
Class A Monthly Principal (Due) [Section 4.09(a)]
            0.00
Class A Monthly Principal (Paid)
            0.00
Class A Deficit Controlled Amortization Amount
            0.00

Total Available to Pay Class B Monthly Principal
   22,825,671.87
Class B Controlled Amortization Amount
            0.00
Class B Controlled Distribution Amount
            0.00
Class B Monthly Principal (Due) [Section 4.09(b)]
            0.00
Class B Monthly Principal (Paid)
            0.00
Class B Deficit Controlled Amortization Amount
            0.00

Available Investor Prin. Collecions (after paying A &B)
   22,825,671.87

Collateral Monthly Principal (Due) [Section 4.09(c)]
            0.00
Collateral Monthly Principal (Paid)
            0.00

Series 1994-2 Principal Shortfall
            0.00
Trust Excess Principal Collections
   25,938,263.49


*** Funding Accounts ***

Principal Funding Account deposit
            0.00
Withdraw of Funded Deficit Controlled Amortization Amount
            0.00
Withdraw of Excess (Paid to Seller)
            0.00
Principal Funding Account Balance
            0.00

Funded Deficit Controlled Amortization Amount
            0.00

[ Class B Principal Funding Account deposits
            0.00
 Principal Distributed to Class B Certificateholders
            0.00
 Class B Principal Funding Account Balance                      N/A

 Class A Interest Payment/Deposit
   from Collection Account
    1,998,750.00
   from Principal Funding Account
            0.00
   Paid to Class A Certificateholders
    1,998,750.00
   Interest Funding Account Balance
            0.00

 Class B Interest Payment/Deposit
   from Collection Account
      150,000.00
   from Principal Funding Account
            0.00
   Paid to Class B Certificateholders
      150,000.00
   Interest Funding Account Balance]
            0.00

Class A Investor Charge-Offs
            0.00
Reimbursement of Class A Investor Charge-Offs
            0.00
Cumulative Unreimbursed Class A Investor Charge-Offs
            0.00

Reduction of Class B Invested Amount (Other than Class B ICO)
            0.00
Class B Investor Charge-Offs
            0.00
Reimbursement of Class B Investor Charge-Offs
            0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reducti
            0.00

Reduction of the Collateral Invested Amount (Other than Collater
            0.00
Collateral Charge-Offs
            0.00
Reimbursement of Collateral Invested Amount reductions
            0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions
            0.00
Previous month's ending Collateral Invested Amount
   45,000,000.00
Current Month's ending Collateral Invested Amount
   45,000,000.00

Unpaid current Allocated Servicing Fee
            0.00
Reimbursement of unpaid Allocated Servicing Fee
            0.00
Cumulative unreimbursed unpaid Allocated Serving Fee
            0.00

Total Distributions to Class A, B, CIA  (principal and interest
    2,450,444.90

*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]
1,328,178,937.33
Average Principal outstanding based upon additional accounts
1,328,178,937.33
Principal Receivables outstanding [End of Month]
1,266,373,027.23
Finance Charge and Administrative Receivables outstanding
  116,334,691.65

Class A Invested Amount
  307,500,000.00
Class B Invested Amount
   22,500,000.00
Collateral Invested Amount
   45,000,000.00
Invested Amount
  375,000,000.00

Series Adjusted Invested Amount
  375,000,000.00
    Revolving or Accumulation Period
  375,000,000.00
    Controlled Amortization  Period                             N/A
        Seller Specified Numerator
            0.00
        125% Amount
            0.00
    Early Amortization  Period                                  N/A

Series Required Seller Amount
   37,500,000.00
Required Collateral Amount
   45,000,000.00
Available Collateral Amount
   45,000,000.00

Class A Certificate Balance
  307,500,000.00
Class B Certificate Balance
   22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance
            0.00
   Deposit of Excess Collections
            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount
            0.00
      To reimburse Class A Investor Charge-Offs
            0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount
            0.00
      To fund the Class B Investor Default Amount
            0.00
      To reimburse Class B Invested Amount reductions
            0.00
             Total
            0.00
   Deposit of Collateral Monthly Principal
            0.00
   Net Available
            0.00
   Required Cash Collateral Amount
            0.00
   Collateral Surplus
            0.00
   Cash Collateral Account Surplus
            0.00
   End Balance
            0.00

Collateral Surplus (Prime)
            0.00
Cash Collateral Account Surplus (Prime)
            0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
     Available Funds
                    Collateral Interest (Libor + 1.00%)
      225,585.85
                     Excess from allocation model
    4,712,960.10
                     Earnings on Cash Collateral Account
            0.00
                     Earnings on Spread Account, principal reten
            0.00
     Available Non-Principal Funds
    4,938,545.95
     Available Principal Funds
            0.00

Interest Due on the CA Investor Principal Balance (rate in fee l
      209,835.85
Fees, expenses and other amounts due
            0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section
2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]
      209,835.85
          Payment of CA Investor Charge-offs [CA Section 2.10(a)
            0.00
          Payment of fees, expenses and other amounts [CA Section
2.10(a)(iii)]
          Payment to reduce CA Investor Princ. Bal. to Target Amount, pursuant to C
          Deposit to Non-Principal Retention Account [CA Section
2.10 (a) (iv)]
          Allocated to cover the Spread Account Deficiency [CA
Section 2.10(a)(v)]
          Remaining Funds to be Paid to HRSI Funding (CA Residua
    4,728,710.10

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA Se
            0.00
          Payment cover remaining CA Investor Charge-offs [CA Se
            0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA S
               Payment of unpaid Interest
            0.00
               Payment of unpaid CA Investor Charge-offs
            0.00
               Payment of unpaid fees, expenses and other amount
            0.00
          Deposit to the Principal Retention Account (during ear
            0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residua
            0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest
            0.00
          Payment of CA Investor Charge-offs
            0.00
          Payment of fees, expenses and other amounts
            0.00
          Payment to reduce CA Investor Princ. Balance to Target
            0.00
          Excess Spread Amount over Spread Cap
            0.00

Current Excess Spread
    4,728,710.10
Monthly Excess Spread Percentage
           15.13%
Bi-Monthly Excess Spread Percentage
           10.59%
Quarterly Excess Spread Percentage
            9.25%
Semi-Annual Excess Spread Percentage
            7.08%
CA Investor Interest
   45,000,000.00
CA Investor Target Invested Amount
   45,000,000.00
CA Investor Principal Balance
   45,000,000.00
CA Investor Invested Amount
   45,000,000.00
CA Investor Charge-offs
            0.00
CA Investor Percentage (after dist. this month)
          100.00%

CA Residual Interest (after dist. this month)
            0.00
CA Residual Invested Amount (after dist. this month)
            0.00
CA Residual Target
            0.00

Spread Account
     Overall Spread Account Cap
            0.00
          Merchant Concentration Spread Account Cap
            0.00
          Quarterly Excess Spread Cap
            0.00
     Spread Account Withdrawls
            0.00
     Spread Account Deposits - calculated
            0.00
     Spread Account Amount - calculated
            0.00
     Spread Account Deficiency
            0.00

    Spread Account Amount (actual deposit/withdrawal based on old model)
   Cumulative Difference between Actual Deposit/Withdrawal and What Should Have Been
   Spread Account Deposit/Withdrawal Adjustment
   Spread Account Amount (based on old incorrect model)



     Principal Retention Account
            0.00
     Non-Principal Retention Account
            0.00

Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2


       20-May-96
*****************************************************************
*******************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest
        6.500000
   2. Principal distribution per $1,000 interest
        0.000000
   3. Interest distribution per $1,000 interest
        6.500000

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections
  118,873,996.32
      (b) Collections of Finance Charge & Administrative Receiva
   27,275,146.18
      (c) Collections of Principal
   91,598,850.14

   2. Allocation of Receivables
      (a) Class A Invested Percentage
      82.0000000%
      (b) Principal Allocation Percentage                       N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                             N/A
      (b) Total amount on deposit in Principal
          Funding Account                                       N/A

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)
   64,588,257.92
                                    (%)
            4.67%
      (b) Delinquent two payments -- ($)
   30,784,507.55
                                     (%)
            2.23%
      (c) Delinquent three or more payments -- ($)
   63,017,735.99
                                               (%)
            4.56%

   5. Class A Investor Default Amount
       62,409.43


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the
Distribution
          Date(s) with respect to the Payment Date
        0.000000
      (b) The amount of Item 6(a) per $1,000 interest
        0.000000
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs
        0.000000
      (d) The amount of Item 6(c) per $1,000 interest
        0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date
        0.000000

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date
      625,000.00

   8. Deficit Controlled Amortization Amount for such Payment Da
            0.00

C. Class A Pool Factor
      1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of the preceding Due Period
1,266,373,027.23

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
  116,334,691.65

E. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date
   22,500,000.00

   2. Available Collateral Invested Amount as of the end of the
   45,000,000.00

*****************************************************************
*******************

Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2

*****************************************************************
*******************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest
        6.666667
   2. Principal distribution per $1,000 interest
        0.000000
   3. Interest distribution per $1,000 interest
        6.666667

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections
  118,873,996.32
      (b) Collections of FC&A
   27,275,146.18
      (c) Collections of Principal
   91,598,850.14

   2. Allocation of Receivables
      (a) Class B Invested Percentage
       6.0000000%
      (b) Principal Allocation Percentage                       N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account
              NA
      (b) Total amount on deposit in Principal
          Funding Account
              NA

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)
   64,588,257.92
                                    (%)
            4.67%
      (b) Delinquent two payments -- ($)
   30,784,507.55
                                     (%)
            2.23%
      (c) Delinquent three or more payments -- ($)
   63,017,735.99
                                               (%)
            4.56%

   5. Class B Investor Default Amount
        4,566.54


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if
any,
          for the Distribution Date(s) with respect to the
          Payment Date
        0.000000
      (b) The amount of Item 6(a) per $1,000 interest
        0.000000
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions
        0.000000
      (d) The amount of Item 6(c) per $1,000 interest
        0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class
B
          Invested Amount as of the end of such Payment Date
        0.000000

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date
        0.000000
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the

          Payment Date
            0.00%

   8. Available Collateral Invested Amount
   45,000,000.00

   9. Deficit Controlled Amortization Amount for such Payment Da
            0.00

C. Class B Pool Factor
      1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of the preceding Due Period
1,266,373,027.23

   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
  116,334,691.65

*****************************************************************
*******************